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                                                                    EXHIBIT 10.1

                              SCHERING CORPORATION

2000 GALLOPING HILL ROAD                                 KENILWORTH, N.J. 07033

                                                              July 27, 2000

Mr. Vaughn M. Kailian, CEO
COR Therapeutics, Inc.
256 East Grand Avenue
South San Francisco, California 94080

Dear Vaughn:

This is with regard to the Collaboration Agreement, dated April 10, 1995, by and among COR Therapeutics, Inc. ("COR"), and Schering Corporation and Schering-Plough Ltd. (collectively "Schering"), as amended, (the "Agreement").

In the Second Amendment to the Agreement, dated November 5, 1999, Cor and Schering agreed to make certain elements of the Second Amendment conditional on the conduct of a Phase III clinical trial for acute myocardial infarction ("AMI") and have made provision in the Second Amendment for modification of the Second Amendment based upon the status of such trial as or pre-established dates, and the Parties desire to modify those dates.

The parties are currently negotiating a Third Amendment to the Agreement to address this and other issues relating to the Agreement. However, Section X.A of the Second Amendment provides for the termination of certain provisions of the Second Amendment in the event that "as of June 30, 2000, the JSC has not voted to conduct the Phase III Study". Therefore, it is hereby agreed that the deadline for the decision of the JSC with respect to the conduct of the Phase III Study is extended until August 31, 2000.

Please indicate COR's acceptance and agreement to the provisions set forth in this letter by signing below on behalf of COR and returning one signed original to Schering.


Very truly yours,


Schering Corporation                       Schering-Plough Ltd.

/s/ David Poorvin                         /s/ David Poorvin
-------------------------                -------------------------
David Poorvin                            David Poorvin
Vice President                           Prokurist

Acknowledged and Agreed to:

COR Therapeutics, Inc.

By: /s/ Vaughn M. Kailian
   -----------------------------
        Vaughn M. Kailian
        Chief Executive Officer


 Dated:  7/28/00
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